UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2020

Weatherford International plc

(Exact name of registrant as specified in its charter)

Ireland	001-36504	98-0606750
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)

2000 St. James Place, Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 713.836.4000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s) (1)	Name of each exchange on which registered
Ordinary shares, par value $0.001 per share	WFTLF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

1	On April 17, 2020, the New York Stock Exchange (the “NYSE”) filed a Form 25 (the “Form 25”) with the Securities and Exchange Commission delisting our ordinary shares from trading on the NYSE, which delisting became effective 10 days after the filing of the Form 25. In accordance with Rule 12d2-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the de-registration of our ordinary shares under Section 12(b) of the Exchange Act will become effective 90 days from the date of the Form 25 filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departures of Mark McCollum and Christina Ibrahim

Mark A. McCollum, President and Chief Executive Officer of Weatherford International plc (the “Company”), and Christina M. Ibrahim, Executive Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary of the Company, left the Company on June 7, 2020. In connection with his departure, Mr. McCollum ceased to be a member of the Board of Directors of the Company (the “Board”) on June 7, 2020, and his candidacy for re-election to the Board at the Company’s 2020 Annual General Meeting of Shareholders will be withdrawn. In connection with their departures from the Company, Mr. McCollum and Ms. Ibrahim will each be entitled to certain termination without “cause” benefits and compensation under the Company’s pre-existing compensation plans and applicable policies and related agreements, including their Change in Control Agreements and the 2020 Long-Term Cash Incentive Plan, forms of which are on file with the Securities and Exchange Commission (the “SEC”) and described in the Company’s annual proxy statement filed with the SEC on April 27, 2020 (the “Proxy Statement”). Mr. McCollum’s and Ms. Ibrahim’s departures were not the result of any dispute or disagreement with the Company on any matter relating to the Company’s accounting practices or financial statements.

Establishment of the Office of CEO

On June 8, 2020, the Board announced the creation of an Office of the Chief Executive effective June 7, 2020, which will be composed of Karl Blanchard, Executive Vice President and Chief Operating Officer, and Christian A. Garcia, Executive Vice President and Chief Financial Officer, to lead the Company on an interim basis.

In connection with the establishment of the Office of the Chief Executive, effective June 7, 2020, Messrs. Garcia and Blanchard will have additional responsibilities as determined by the Board.

Additional information concerning Messrs. Garcia and Blanchard has been previously reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Form 8-K filed on November 14, 2019 and the Proxy Statement, in each case, filed with the SEC.

On June 8, 2020, the Company issued a press release announcing the departure of Mr. McCollum and the creation of the Office of the Chief Executive. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

Item 8.01	Other Events

Christi Morrison has been appointed interim General Counsel and Corporate Secretary effective June 7, 2020.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Exhibit Description

99.1	Press release dated June 8, 2020 regarding the matters referenced in Item 5.02 and Item 8.01.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc

Date: June 8, 2020

/s/ Christian A. Garcia
Christian A. Garcia
Executive Vice President and Chief Financial Officer